UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2016

PARSLEY ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36463	46-4314192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

303 Colorado Street, Suite 3000

Austin, Texas 78701

(Address of Principal Executive Offices) (Zip Code)

(737) 704-2300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Parsley Energy, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) on June 2, 2016, in Austin, Texas, for the following purposes: (1) to elect three Class II directors to serve on the Company’s Board of Directors with a term of office expiring at the 2019 Annual Meeting of Stockholders; (2) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016; (3) to approve, on a non-binding advisory basis, the Company’s named executive officer compensation for the fiscal year ended December 31, 2015; and (4) to approve, on a non-binding advisory basis, the frequency of future advisory votes on the Company’s named executive officer compensation. Each of these items is more fully described in the Company’s proxy statement filed with the Securities and Exchange Commission on April 22, 2016.

At the close of business on April 11, 2016, the record date for the Annual Meeting, 157,613,283 shares of the Company’s Class A common stock and 32,145,296 shares of the Company’s Class B common stock were outstanding and entitled to vote at the Annual Meeting.

Proposal 1 – Election of Directors

Each of the three nominees for Class II director was duly elected by the Company’s stockholders, with votes as follows:

Nominee	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
David H. Smith	95,091,185	61,870,579	2,485,467	10,233,284
Randolph Newcomer, Jr.	141,024,742	17,482,137	940,352	10,233,284
William Browning	157,288,252	1,211,121	947,858	10,233,284

Proposal 2 – Ratification of Appointment of Independent Auditors

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified by the Company’s stockholders, with votes as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
167,646,461	1,574,019	460,035	—

Proposal 3 – Approval of Named Executive Officer Compensation

Named executive officer compensation for the fiscal year ended December 31, 2015 was approved, on a non-binding advisory basis, by the Company’s stockholders, with votes as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
155,851,749	3,124,057	471,425	10,233,284

Proposal 4 – Approval of Named Executive Officer Compensation Advisory Vote Frequency

An annual advisory vote on named executive officer compensation was approved, on a non-binding advisory basis, by the Company’s stockholders, with votes as follows:

1 Year	2 Years	3 Years	Abstentions
150,605,577	931,765	7,442,126	467,763

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARSLEY ENERGY, INC.

By:	/s/ Colin W. Roberts
Colin W. Roberts
Vice President—General Counsel

Dated: June 3, 2016

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